SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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Following is the test of an ICN mailer sent to shareholders on May 25, 2001.



ICN PHARMACEUTICALS, INC.
3300 Hyland Avenue
Costa Mesa, CA  92626

TEL: 800.548.5100 x2403
WEB: www.icnpharm.com

                        [GRAPHIC OMITTED OF CLOCK]

                             ICN SHAREHOLDERS:
                             Time is Now...
                             Vote for the Future...


ICN stockholders are strongly advised to read the proxy statement relating to ICN's 2001 annual meting of stockhholders, as it contains important information Stockholders can obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission without charge at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN has mailed the proxy statement to each stockholder of record on the record date established for the stockholders meeting. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available without charge to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3104 or to Georgeson Shareholder at
(800)-223-2064.

                         IT'S NOT TOO LATE TO HAVE
                            YOUR ICN VOTE COUNT

                   How to Vote for ICN's Three Directors
                       and Protect Shareholder Value


          [_]  Have your white proxy card?
               Fax it toll free to
               (877) 260-0406

          [_]  Shares held in street, bank or nominee name?
               Call Georgeson Shareholder (800) 223-2064 for instructions on voting your shares

          [_]  Need a white proxy card?
               Call Georgeson
               Shareholder (800) 223-2064

          [_]  If you voted gold?
               Change your vote to a white proxy
               card and endorse the ICN slate

                ICN LEADERSHIP IS PUTTING SHAREHOLDERS FIRST